UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 28, 2021
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 28, 2021, CURO Group Holdings Corp. (the “Company”) and CURO Intermediate Holdings Corp.(“CIHC”), a wholly-owned subsidiary of the Company, entered into a definitive agreement (the “Arrangement Agreement”) with FLX Holding Corporation (“FLX”), Flexiti Financial Inc. (“FFI”), certain significant selling securityholders party thereto and Shareholder Representative Services LLC, as vendors’ representative, pursuant to which CIHC has agreed to directly or indirectly acquire all of the issued and outstanding equity securities of FLX and FFI for total consideration of C$108.6 million, subject to customary net-working capital adjustments. In addition, under the Arrangement Agreement, earn-out amounts of up to a maximum of C$46.5 million may become payable to certain of the selling securityholders, depending on business performance. The Company has guaranteed the obligations of CIHC under the Arrangement Agreement.

The acquisition will take place pursuant to two plans of arrangement. The acquisition of FLX will occur pursuant to a plan of arrangement under Section 182 of the Business Corporations Act (Ontario) (the “FLX Arrangement”). The acquisition of FFI will occur pursuant to Section 192 of the Canada Business Corporations Act (the “FFI Arrangement,” and together with the FLX Arrangement, the “Arrangements”). In connection with its entering into of the Arrangement Agreement, CIHC also entered into lock-up agreements with certain directors, officers and securityholders of FLX and FFI, pursuant to which such persons have agreed to vote the securities held by them in favor of the Arrangements at the special meetings of the shareholders of FLX and FFI to be called to consider the FLX Arrangement and the FFI Arrangement, respectively.

Under the Arrangement Agreement, each of the parties thereto have made customary representations and warranties and agreed to undertake customary covenants. The completion of the Arrangements, and the other transactions contemplated under the Arrangement Agreement (collectively, the “Transaction”), are subject to certain closing conditions, including FLX and FFI shareholder approval, Competition Act (Canada) approval and approval of the Ontario Superior Court of Justice (Commercial List).

The foregoing descriptions of the Arrangement Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the full text of the Arrangement Agreement, which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

ITEM 7.01 Regulation FD Disclosure

On February 1, 2021, the Company issued a press release announcing the Transaction. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. Furnished herewith as Exhibit 99.2 and incorporated by reference is an investor presentation prepared by the Company.

The foregoing is being furnished and shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information herein is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 1, 2021
99.2	Investor Presentation, dated February 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of February, 2021.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer